MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST 2003-1
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	August 18, 2003

2. Series 2003-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$39,080,816.72

(b) The amount of Available Funds with respect to the Collection Period was equal to	$39,102,030.12

(c) The Liquidated Receivables for the Collection Period was equal to	$1,217,101.42

(d) Net Liquidation Proceeds for the Collection Period was equal to	$653,536.58

(e) The Pool Balance at the beginning of the Collection Period was equal to	$1,109,084,150.17

(f) The Pool Balance on the last day of the Collection Period was equal to	$1,084,187,762.35

(g) The aggregate outstanding balance of the Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$31,468,000.00

(h) The aggregate outstanding balance of the Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$8,168,000.00

(i) The aggregate outstanding balance of the Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$1,968,000.00

(j) The Servicing Fee paid on the Distribution Date was equal to	$746,891.64

(k) The Aggregate Note Principal Balance immediately prior to the Distribution Date was equal to	$998,673,492.47

(l) The Aggregate Optimal Note Principal Balance for the Distribution Date was equal to	$943,243,353.24

(m) The Optimal Principal Distributable Amount for the Distribution Date was equal to	$55,430,139.23

(n) The Class A Minimum Principal Distributable Amount for the Distribution Date was equal to	$24,896,387.82

(o) The Class A Additional Principal Distributable Amount for the Distribution Date was equal to	$30,533,751.41

(p) The Aggregate Note Principal Balance as of the Distribution Date was equal to	$961,122,730.14

(q) The Reserve Account Balance for the Distribution Date	$33,272,524.51

(r) The Targeted Reserve Account Balance was equal to	$32,525,632.87

(s) The Reserve Account Shortfall Amount for the Distribution Date	$0.00

(t) The amount on deposit in the Reserve Account after distributions was equal to	$32,525,632.87

(u) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(v) The ending Certificate Balance was equal to	$123,065,032.21

(w) The ending Certificate balance as a percentage of the Pool Balance on the
Distribution Date was equal to	11.350897%

(x) The weighted average coupon (WAC) was equal to	16.124666%

(y) The weighted average remaining maturity (WARM) was equal to	59

3. Noteholder Information
(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$166.28
2. Principal distribution per $1,000	$165.42
3. Interest distribution per $1,000	$0.86

B. Calculation of class A-1 interest due
1. Class A-1 related Note Rate	1.24000%
2. Class A-1 note balance - beginning of period	$176,673,492.47
3. Accrual convention	Actual/360
4. Days in Interest Period	32
5. Class A-1 interest due - current period	$194,733.45
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$194,733.45
8. Class A-1 interest paid by Insurer	$0.00
9. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$176,673,492.47
2. Class A-1 minimum principal distributable amount - due	$24,896,387.82
3. Class A-1 additional principal distributable amount - due	$30,533,751.41
4. Class A-1 minimum principal distributable amount - paid	$24,896,387.82
5. Class A-1 additional principal distributable amount - paid	$12,654,374.51
6. Class A-1 note balance - end of period	$139,122,730.14
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	14.475022%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	12.831978%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.08
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$1.08

B. Calculation of Class A-2 interest due
1. Class A-2 related Note Rate	1.30%
2. Class A-2 note balance - beginning of period	$296,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	32
5. Class A-2 interest due - current period	$320,666.67
6. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
7. Class A-2 interest paid	$320,666.67
8. Class A-2 interest paid by Insurer	$0.00
9. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 note balance - beginning of period	$296,000,000.00
2. Class A-2 minimum principal distributable amount - due	$0.00
3. Class A-2 additional principal distributable amount - due	$17,879,376.90
4. Class A-2 minimum principal distributable amount - paid	$0.00
5. Class A-2 additional principal distributable amount - paid	$0.00
6. Class A-2 note balance - end of period	$296,000,000.00
7. Class A-2 notes as a percentage of the total Notes outstanding on the Distribution Date	30.797316%
8. Class A-2 notes as a percentage of the Pool Balance on the Distribution Date	27.301544%
9. Class A-1 and A-2 notes as a percentage of the Pool Balance on the Distribution Date	40.133522%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.44
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$1.44

B. Calculation of Class A-3 interest Due
1. Class A-3 related Note Rate	1.73%
2. Class A-3 note balance - beginning of period	$268,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	32
5. Class A-3 interest due - current period	$386,366.67
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 interest paid	$386,366.67
8. Class A-3 interest paid by Insurer	$0.00
9. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 note balance - beginning of period	$268,000,000.00
2. Class A-3 minimum principal distributable amount - due	$0.00
3. Class A-3 additional principal distributable amount - due	$17,879,376.90
4. Class A-3 minimum principal distributable amount - paid	$0.00
5. Class A-3 additional principal distributable amount - paid	$0.00
6. Class A-3 note balance - end of period	$268,000,000.00
7. Class A-3 notes as a percentage of the total Notes outstanding on the Distribution Date	27.884056%
8. Class A-3 notes as a percentage of the Pool Balance on the Distribution Date	24.718966%
9. Class A-1, A-2 and A-3 notes as a percentage of the Pool Balance on the Distribution Date	64.852487%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.85
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$1.85

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	2.22%
2. Class A-4 principal balance - beginning of period	$258,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	32
5. Class A-4 interest due - current period	$477,300.00
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 interest paid	$477,300.00
8. Class A-4 interest paid by Insurer	$0.00
9. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 note balance - beginning of period	$258,000,000.00
2. Class A-4 minimum principal distributable amount - due	$0.00
3. Class A-4 additional principal distributable amount - due	$17,879,376.90
4. Class A-4 minimum principal distributable amount - paid	$0.00
5. Class A-4 additional principal distributable amount - paid	$0.00
6. Class A-4 note balance - end of period	$258,000,000.00
7. Class A-4. notes as a percentage of the total Notes outstanding on the Distribution Date	26.843606%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	23.796616%
9. Class A-1, A-2, A-3 and A-4 notes as a percentage of the Pool Balance on the Distribution Date	88.649103%